

Epic Bancorp – *"EPIK"*



TamalpaisBank

Cohen Brothers Investors Conference
March 18, 2005
Mandarin Oriental Hotel
New York, NY

Forward Looking Statement

This presentation contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality and certain operating efficiencies resulting from the operations of Tamalpais Bank. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the business in which the combined organization will be engaged; and (5) other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission.

TamalpaisBank

Epic Bancorp Market Opportunity

Marin County, California



- **Population 247,707**
- **Household income $91,500**

  Highest in the State
- **Per Capita Income over $68,000**
  - **Fourth highest out of 3,111 counties nationwide**
- **$7.1 Billion in Deposits**

(Source: U.S. Census Bureau, HUD, FDIC)

TamalpaisBank

Epic Bancorp

Wealth Management

In a high net worth community, building relationships is no longer just about "banking"…

it's about

"Wealth Management"

TamalpaisBank

Epic Bancorp

Strategy – Wealth Management

- Epic Bancorp is a financial services company in the early stages of a shift from a transaction driven to a wealth management business model.

TamalpaisBank

Epic Bancorp

Strategy – Wealth Management (cont.)

- We help customers manage their wealth and grow their businesses through consultation and planning, delivered in a personalized, non-intimidating way.

Epic Bancorp

Corporate Structure

Platform to deliver wealth management 2005


EPIC BANCORP
Banking Services
Epic Wealth Management
Private Banking
Fixed Income
Financial Planning
Investment Mgmt.
Tamalpais Bank
Other Bank(s)

TamalpaisBank

Wealth Management Business

Target Markets

- High Net Worth Households (HNW) with liquid assets of $1MM to $10MM

TamalpaisBank

Wealth Management Business

Integrated Products and Services

- Consultation and Advice
  - Fee based investment advisory, asset management and financial planning services

Private Banking Business

Integrated Services and Products

- Enabling facilities
  - Lending and deposit products tailored to high net worth individuals:
    - Commercial / Multifamily mortgages
    - Personal lines and loans
    - Cash management services

TamalpaisBank

Small Business Services

Target Markets and Products

- Companies with sales of $500K to $20MM
  - Loans and lines of credit
  - Commercial mortgages
  - Cash management services
    - **SBA Lending Facilities (2004)**
      - 7A and 504 loan programs

TamalpaisBank

Epic Bancorp

Elements of Transition

- Brand Development (2000)
- Identify Target Market (2000)
- Branching Strategy (2002)
- Wealth Management (2005)

Epic Bancorp

Strategy – Wealth Management

- Community based "high touch" private banking / wealth management strategy.

TamalpaisBank

Epic Bancorp

Strategy – Wealth Management (cont.)

- We provide a unique wealth management environment.
- Designed to enable our customers to achieve their lifetime financial goals.

TamalpaisBank

Tamalpais Bank Brand

“High Touch” Private Banking focus


kitcole

Private bankers and investment managers in each Tamalpais Bank branch

Tamalpais Bank Brand

"High Touch" Private Banking focus


Flexible
Support

Our approach is consultative, family friendly, and multi-generational

Tamalpais Bank Brand

"High Touch" Private Banking focus


KID ZONE

Even children have their own special place in each Tamalpais Bank branch

Epic Bancorp

Branch Strategy

- Began in October 2002
- Increased branches to 5 as of June 2004 while achieving superior returns
  - Increased market share to 3.4%
  - Improve deposit mix
    - Sixth Branch to open July 2005

TamalpaisBank

Epic Bancorp Market Opportunity


Valley Ford
Penngrove
Tomales
Petaluma
101
12
116
Big Bend
Marshall
MARIN
Inverness
1
Novato
Black Point
Nicasio
Ignacio
Reyes Station
Lagunitas
Terra Linda
Marinwood
Fairfax
San Anselmo
San Rafael
Kentfield
Ross
Stinson Beach
Corte Madera
Mill Valley
Muir Beach
Sausalito
Tiburon

Marin County, CA

Tamalpais Bank Branches

★ **Five Branches Currently Open**

✖ **One Branch to open Summer 2005**

+ **Four potential Branch locations**

TamalpaisBank

Deposit Growth History

12/31/00 Deposits



12/31/04 Deposits



	2000	2004	CAGR
Noninterest Checking	1.9%	4.7%	61%
Interest Checking	2.8%	2.8%	30%
Money Market Savings	24.1%	44.8%	50%
Certificates of Deposit	71.2%	47.6%	17%
	100.0%	100.0%	29%

TamalpaisBank

Our Deposit Market Opportunity



Actual and Projected Marin County Deposits
($ in Billions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

TamalpaisBank

Our Deposit Market Opportunity

Marin County Market Share



Bank of America 18%
Wells Fargo 16%
Westamerica Bank 14%
Washington Mutual 13%
Bank of Marin 8%
Citibank 6%
Tamalpais Bank 3%
Others 22%

Source: FDIC 6/30/04

Branch Strategy

Five Year Marin County Goals

- Marin County Market Goals
  - 5-year goal: $1 billion in assets
  - Nine branches
  - Organic growth
    - $925 million in deposits – 9% Market Share
    - $900 million in loans
    - $75 million in equity
    - $100 million in short-term investments

Our Deposit Market Opportunity



Total Projected Deposits and Market Share
$1,200
$1,000
$800
$600
$400
$200
$0
($ in Millions)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
DEPOSITS (LEFT AXIS)
MARKET SHARE (RIGHT AXIS)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

TamalpaisBank

Epic Bancorp

- Financial Performance

TamalpaisBank

Recent Growth History



Total Assets
Total Loans
Total Deposits
($ in Millions)
$400
$350
$300
$250
$200
$150
$100
$50
2000
2001
2002
2003
2004

Four Year CAGR:

▪ Total Assets	40.6%
▪ Loans	37.1%
▪ Deposits	28.9%
▪ Net Income	49.0%
▪ EPS	42.2%

TamalpaisBank

Recent Growth History



($ in Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Net Income
2000
2001
2002
2003
2004

2004 Growth:

▪ Total Assets	41.0%
▪ Loans	32.2%
▪ Deposits	29.8%
▪ Net Income	23.3%
▪ EPS	8.0%

Number of shares outstanding increase 16% due to 2004 capital offering

TamalpaisBank

Shareholder Focus

Return on Equity



25.0%
20.0%
15.0%
10.0%
5.0%
9.7%
16.6%
20.5%
22.2%
17.2%
2000
2001
2002
2003
2004

Shareholder Focus

Earnings Per Share


($ in Dollars)
$0.00
$0.20
$0.40
$0.60
$0.80
$0.23
$0.43
$0.65
$0.87
$0.94
2000
2001
2002
2003
2004

Long Term Growth



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
($ in Millions)
TOTAL ASSETS (LEFT AXIS)
TOTAL CAPITAL (RIGHT AXIS)
$25
$20
$15
$10
$5
$0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

TamalpaisBank

Long Term Growth



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
($ in Thousands)
NET INCOME (LEFT AXIS)
BOOK VALUE (RIGHT AXIS)
1991
1993
1995
1997
1999
2001
2003
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($ in Dollars)

TamalpaisBank

Epic Bancorp

- Asset Quality

TamalpaisBank

Asset Quality

Loan Portfolio Mix



Commercial 5%
Land 3%
Consumer 1%
1-4 Unit Residential 4%
Construction 3%
Multifamily 39%
Commercial Real Estate 45%

12/31/2004

Asset Quality

Diversification of Loan Collateral


San Mateo 5%
Other 6%
San Francisco 27%
Sonoma 6%
Santa Clara 8%
Contra Costa 9%
Alameda 18%
Marin 21%

12/31/2004

Asset Quality

Loan Performance

($ in Thousands)	2000	2001	2002	2003	2004
Non-Performing Loans	$ -	$ 196	$ 711	$ -	$ 393
Charge-Offs	-	-	-	-	-

Zero charge-offs since 1997 and under $150,000 since the Bank was founded in 1991.

Epic Bancorp

- Key Financial Principals and Corporate Goals

TamalpaisBank

Epic Bancorp

Key Financial Principles

- Shareholder Focus
  - In our corporate DNA
- Consistent/Persistent Asset and EPS Growth
- Income Diversification

TamalpaisBank

Epic Bancorp

Key Financial Principles (cont.)

- Operational and Technological Efficiencies
- Superior Asset Quality
- Effective Capital Management

TamalpaisBank

Epic Bancorp

Corporate Goals

Target Growth & Earning Rates

- 15-20% in assets
- 15-20% in EPS
- 15-20% ROE

TamalpaisBank

Epic Bancorp

Increasing Shareholder Value

- Build out branch / distribution system
  - In High Net Work Markets
  - Extend the "Epic Brand" in other geographies

TamalpaisBank

Epic Bancorp

Strategic Plan

- Build out a robust, highly professional consultative culture
- Integrate delivery of wealth management
- Increase non-interest income – SBA and RIA

TamalpaisBank

Epic Bancorp

Strategic Plan (cont.)

- Develop programs to meet target clients financial needs
- Enhance marketing and management information systems

Epic Bancorp

Key Financial Metrics

Asset Quality	12/31/04	EPIK Stock / NASDAQ	Value	Price to
Non-performing Loans/Total Loans	0.12%	Current Price 3/4/05	$14.99	15.91X
Non-performing Assets/Total Assets	0.09%	Actual FY 2004 EPS	$0.94	15.90X
ALLL/Loans	1.09%	Book Value 12/31/04	$6.32	2.36X
		Dividend Yield		0.66%
Capital Management	**Target**	Market Cap. (millions)		$55.5
Tier 1 Leverage Capital Ratio	7.25%	Avg. Daily Vol. (3-mo.)		3,594
Total Risk-Based Capital Ratio	10.50%	Insider Ownership		11.00%
		Institutional Ownership		38.25%
Efficiency Ratio Target	45%- 55%	4Q04 Return on Assets		1.02%
		4Q04 Return on Equity		18.24%

TamalpaisBank

Epic Bancorp

Summary

- Outstanding wealth management market
- Strong management team with over 10 years together
- Driven shareholder focus
- Outstanding credit quality and culture

TamalpaisBank

Epic Bancorp

Summary

- **Value Proposition**
  - Current Price $14.71
  - EPS 2004 $0.94
  - PE LTM 15.62X

  - Est. EPS 2005 $1.06
  - Est. PE 2005 13.78X

TamalpaisBank